UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☐ Definitive Additional Materials
☒ Soliciting Material under §240.14a-12

HATTERAS ALTERNATIVE MUTUAL FUNDS TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMPORTANT NOTICE
REGARDING YOUR INVESTMENT

HATTERAS HEDGED STRATEGIES FUND
HATTERAS LONG/SHORT EQUITY FUND
HATTERAS MANAGED FUTURES STRATEGIES FUND

8540 COLONNADE CENTER DRIVE / SUITE 401 / RALEIGH, NC 27615-3052

January 24, 2014
Dear Hatteras Funds Investor:

The Board of your Hatteras Fund recently sent you information regarding a Special Meeting to ask you to vote on important proposals affecting your Fund.  The Special Meeting convened on January 21, 2014, but is now adjourned until February 21, 2014 since a vote requirement was not achieved.  The Special Meeting will reconvene at the offices of Hatteras Funds at: 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina, 27615.

Detailed information about the Special Meeting and the proposals can be found in the proxy statement.  To view the proxy material electronically please log on to www.proxyvote.com by using your control number found on the voting form.  To simplify matters we have included another copy of the voting form for your review and convenience.  Should you have any questions regarding the proposals or to vote your shares, please call 1 (800) 591-8238.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

We may also reach out to un-voted accounts by phone, as this matter remains extremely important for the Fund

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

1.	Vote by Mail. Simply cast your vote by signing, dating and mailing the enclosed voting form in the postage-prepaid return envelope provided.

2.	Vote via the Internet. Simply visit the website indicated on the enclosed voting form and follow the instructions on the website.

3.	Vote by Phone with a live operator. Simply dial toll-free 1 (800) 591-8238. Please have the voting form available at the time of the call.

Thank you in advance for your participation and your investment with Hatteras Funds.

IMPORTANT NOTICE
REGARDING YOUR INVESTMENT

HATTERAS HEDGED STRATEGIES FUND
HATTERAS LONG/SHORT EQUITY FUND
HATTERAS MANAGED FUTURES STRATEGIES FUND

8540 COLONNADE CENTER DRIVE / SUITE 401 / RALEIGH, NC 27615-3052

January 24, 2014
Dear Hatteras Funds Investor:

The Board of your Hatteras Fund recently sent you information regarding a Special Meeting to ask you to vote on important proposals affecting your Fund.  The Special Meeting convened on January 21, 2014, but is now adjourned until February 21, 2014 since a vote requirement was not achieved.  The Special Meeting will reconvene at the offices of Hatteras Funds at: 8540 Colonnade Center Drive, Suite 401, Raleigh, North Carolina, 27615.

Detailed information about the Special Meeting and the proposals can be found in the proxy statement.  To view the proxy material electronically please log on to www.proxyvote.com by using your control number found on the voting form.  To simplify matters we have included another copy of the voting form for your review and convenience.  Should you have any questions regarding the proposals, please call 1 (800) 591-8238 Ext. 8535.

THE FUND’S RECORDS INDICATE THAT YOU HAVE NOT YET VOTED. PLEASE TAKE A MOMENT NOW TO CAST YOUR VOTE SO THAT YOUR SHARES MAY BE REPRESENTED AT THE SPECIAL MEETING.

Voting is easy. Please take a moment now to cast your vote using one of the options listed below:

4.	Vote by Mail. Simply cast your vote by signing, dating and mailing the enclosed voting form in the postage-prepaid return envelope provided.

5.	Vote via the Internet. Simply visit the website indicated on the enclosed voting form and follow the instructions on the website.

6.	Vote by phone. Simply dial the toll-free number located on the enclosed voting form.

Thank you in advance for your participation and your investment with Hatteras Funds.

Dear Valued Partner,

On October 1, 2013, we announced that RCS Capital Corporation (NYSE: RCAP) entered into an agreement to acquire the Hatteras Funds Group, a group of affiliated companies that manage and distribute the Hatteras Funds family. The acquisition is subject to multiple approvals, including shareholder approval that will be solicited through a proxy.

Over the last several weeks proxy information was sent to you and your clients requesting your vote on important proposals affecting your Fund.  For many of Hatteras’ Funds, the Special Meeting which convened on January 21, 2014, was successful and the proxy solicitation for these Funds has since closed.  However, a few Funds did not achieve the required number of votes to establish quorum and have been adjourned to a Special Meeting on February 21, 2014.

As we approach the Special Meeting on February 21, it is necessary for us to take additional steps to secure the vote requirement.  Beginning Friday, January 31st, the Fund’s proxy service company, AST Fund Solutions, will begin calling investors, who have not yet voted, to assist them in placing their vote.  We assure you that investors will be removed from the call list as soon as their vote has been registered or they have indicated to the proxy solicitor that they wish to abstain.  Once the voting requirement has been achieved, all efforts to reach investors will cease.

If your clients would like to contact AST Fund Solutions to place their vote, please call AST at 800.591.8238. AST’s hours of operation are Monday – Friday, 9:00 am – 10:00 pm Eastern.

If you have voting rights on behalf of your clients’ investments, we would be pleased to provide you with the information necessary to vote on their behalf.  Please e-mail your request as soon as possible.

We thank you for your patience as we work through this process and truly appreciate your efforts on our behalf.  Please don’t hesitate to call us with your questions at 866.388.6292.

Sincerely,

J. Michael Fields, CAIA
Chief Operating Officer